THE SECURITIES REPRESENTED BY THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR APPLICABLE STATE SECURITIES LAWS (THE "STATE ACTS"), AND SHALL NOT BE SOLD OR OTHERWISE TRANSFERRED BY THE HOLDER EXCEPT BY REGISTRATION OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UPON THE ISSUANCE TO THE COMPANY OF AN OPINION OF COUNSEL OR OTHER EVIDENCE REASONABLY SATISFACTORY TO THE COMPANY TO THE EFFECT THAT ANY SUCH TRANSFER SHALL NOT BE IN VIOLATION OF THE SECURITIES ACT AND THE STATE ACTS.

                                                             Warrant to Purchase
                                                  100,000 shares of Common Stock

                                                             Dated: June 3, 2004

                                     WARRANT

                                       TO

                              PURCHASE COMMON STOCK

                                       OF

                           ELITE PHARMACEUTICALS, INC.

       This certifies that, for good and valuable consideration, Elite Pharmaceuticals, Inc, a Delaware corporation (the "COMPANY"), grants to D.H. Blair Investment Banking Corp. or its registered assigns (the "WARRANTHOLDER"), the right to subscribe for and purchase from the Company One Hundred Thousand (100,000) shares (the "WARRANT SHARES") of common stock, par value $0.01 per share, of the Company ("COMMON STOCK") at the exercise price of $2.50 per share (subject to adjustment as provided herein, the "EXERCISE PRICE"). This Warrant shall be exercisable from and after 9:00 A.M., Eastern Standard Time on June 3, 2004, but no later than June 3, 2009, to and including 5:00 P.M. (the
"EXPIRATION DATE"). The Exercise Price and the number of Warrant Shares are subject to adjustment from time to time as provided in Section 6.

SECTION 1. EXERCISE OF WARRANT; LIMITATION ON EXERCISE; TAXES; TRANSFER; DIVISIBILITY.

       1.1. EXERCISE OF WARRANT. This Warrant is immediately exercisable and may be exercised, in whole or in part, at any time on or prior to the Expiration Date. The rights represented by this Warrant may be exercised by the Warrantholder of record, in whole or in part, from time to time, by (a) surrender of this Warrant, accompanied by the Exercise Form annexed hereto (the "EXERCISE FORM") duly executed by the Warrantholder of record and specifying the number of Warrant Shares to be purchased to the Company at its offices at 165 Ludlow Avenue, Northvale, New Jersey 07647 (or such other office or agency of the Company as it may designate by notice to the Warrantholder at the address of such

Warrantholder appearing on the books of the Company) during normal business hours on any day (a "BUSINESS DAY") other than a Saturday, Sunday or a day on which the American Stock Exchange is authorized to close or on which the Company is otherwise closed for business but not later than 5:00 P.M. on the Expiration Date; (b) payment of the Exercise Price by (i) delivery to the Company in cash or by certified or official bank check in New York Clearing House Funds, of an amount equal to the Exercise Price for the number of Warrant Shares specified in the Exercise Form or (ii) notice that the Warrantholder elects to effect a cashless exercise as contemplated by subsection 1.5, and (c) such documentation as to the identity and authority of the Warrantholder as the Company may reasonably request. Such Warrant Shares shall be deemed by the Company to be issued to the Warrantholder as the record holder of such Warrant Shares as of the close of business on the date on which this Warrant shall have been surrendered and payment made for the Warrant Shares as aforesaid. Certificates for the Warrant Shares specified in the Exercise Form shall be delivered to the Warrantholder as promptly as practicable. The stock certificates so delivered shall be in denominations as may be specified by the Warrantholder and shall be issued in the name of the Warrantholder or, if permitted by subsection 1.4 and in accordance with the provisions thereof, such other name as shall be designated in the Exercise Form. If this Warrant shall have been exercised only in part, the Company shall, at the time of delivery of the certificates for the Warrant Shares, deliver to the Warrantholder a new Warrant evidencing the rights to purchase the remaining Warrant Shares, which new Warrant shall in all other respects be identical with this Warrant.

       1.2. LIMITATION ON EXERCISE. If this Warrant is not exercised prior to 5:00 P.M. on the Expiration Date, this Warrant, or any new Warrant issued pursuant to subsection 1.1, shall cease to be exercisable and shall become void, and all rights of the Warrantholder hereunder shall cease.

       1.3. PAYMENT OF TAXES. The issuance of certificates for Warrant Shares shall be made without charge to the Warrantholder for any stock transfer or other issuance tax in respect thereto; PROVIDED, HOWEVER, that the Warrantholder shall be required to pay any and all taxes which may be payable in respect to any transfer involved in the issuance and delivery of any certificates for Warrant Shares in a name other than that of the then Warrantholder as reflected upon the books of the Company.

       1.4. RESTRICTIONS ON TRANSFER. Neither this Warrant nor any of the Warrant Shares may be transferred or sold except in compliance with applicable United States federal and state securities laws. Subject to the foregoing, this Warrant and all rights hereunder are transferable, in whole or in part, by the Warrantholder and any such transfer is registrable at the office of the Company by the holder hereof in person or by its duly authorized attorney, upon surrender of this Warrant in accordance with Section 3 hereof.

       1.5. CASHLESS EXERCISE. At the option of the Warrantholder, the Warrantholder may exercise this Warrant, without a cash payment of the Exercise Price, through a reduction in the number of Warrant Shares issuable upon the exercise of the Warrant. Such reduction may be effected by designating that the number of the shares of Common Stock issuable to the Warrantholder upon such exercise shall be reduced by the number of shares having an aggregate Fair Market Value as of the date of exercise equal to the amount of the aggregate Exercise Price for such exercise as to the number of shares to be issued to the Warrant holder upon such exercise. For purposes of this Warrant, the "FAIR MARKET VALUE" of any Common Stock on any date in question shall be the closing sale price of the Common Stock on the principal stock exchange or stock market on which the Common Stock is traded on the Business Day immediately preceding such date (or if there is not trading on such date, on the next preceding Business Day on which there was trading in the Common Stock), as quoted in THE WALL STREET JOURNAL. If the Common Stock is not listed or qualified for trading on a stock exchange or stock market at such time, then the Fair Market Value shall be determined in good faith by the Board of Directors of the Company. In connection with any cashless exercise, no cash or other consideration will be paid by the Warrantholder in connection with such exercise other than the surrender of the Warrant itself, and no commission or other remuneration will be paid or given by the Warrantholder or the Company in connection with such exercise.


SECTION 2.    RESERVATION AND LISTING OF SHARES.

       All Warrant Shares issued upon the exercise of the rights represented by this Warrant shall, upon issuance and payment of the Exercise Price in cash or pursuant to subsection 1.5, be validly issued, fully paid and nonassessable and free from all taxes, liens, security interests, charges and other encumbrances with respect to the issuance thereof other than taxes in respect of any transfer occurring contemporaneously with such issuance. During the period within which this Warrant may be exercised, the Company shall at all times have authorized and reserved, and keep available and free from preemptive or similar rights, a sufficient number of shares of Common Stock to provide for the exercise of this Warrant.

SECTION 3.    EXCHANGE, LOSS OR DESTRUCTION OF WARRANT.

       If permitted by subsection 1.4, upon surrender of this Warrant to the Company with a duly executed instrument of assignment and funds sufficient to pay any transfer tax, the Company shall, without charge, execute and deliver a new Warrant of like tenor in the name of the assignee named in such instrument of assignment and this Warrant shall promptly be canceled. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant and, if requested by the Company, an agreement to indemnify the Company for any loss resulting from the Warrant to be replaced, the Company will execute and deliver a new Warrant of like tenor.

SECTION 4.    OWNERSHIP OF WARRANT.

       The Company may deem and treat the person or entity in whose name this Warrant is registered as the holder and owner hereof (notwithstanding any notations of ownership or writing hereon made by anyone other than the Company) for all purposes and shall not be affected by any notice to the contrary, until presentation of this Warrant for registration of transfer as provided in subsection 1.1 or in Section 3.

SECTION 5.    CERTAIN ADJUSTMENTS.

       The Exercise Price at which Warrant Shares may be purchased hereunder and the number of Warrant Shares to be purchased upon exercise hereof are subject to change or adjustment as follows:

       5.1. NOTICE OF ADJUSTMENT. Whenever the number of Warrant Shares or the Exercise Price of such Warrant Shares is adjusted, as herein provided, the Company shall promptly send by first class mail, postage prepaid, to the Warrantholder, notice of such adjustment.

       5.2. PRESERVATION OF PURCHASE RIGHTS UPON MERGER, CONSOLIDATION. In case of any consolidation of the Company with or merger of the Company into another entity or in case of any sale, transfer or lease to another entity of all or substantially all the assets, the Warrantholder shall have the right thereafter upon payment of the Exercise Price in effect immediately prior to such action to receive upon exercise of this Warrant the kind and amount of shares and other securities and property which a holder of a number of shares of Common Stock equal to the number as to which this Warrant is exercised would be entitled to receive after the happening of such consolidation, merger, sale, transfer or lease had this Warrant been exercised immediately prior to such action, subject to future adjustments, which shall be as nearly equivalent as practicable to the adjustments provided for in this Section 5. The provisions of this subsection 5.2 shall apply similarly to successive consolidations, mergers, sales, transfers or leases.

       5.3.   ADJUSTMENTS.

       (a) STOCK DIVIDENDS, DISTRIBUTIONS OR SUBDIVISIONS. In the event the Company shall issue additional shares of Common Stock pursuant to a stock dividend, stock distribution, subdivision, share split or reclassification, concurrently with the effectiveness of such event, the Exercise Price in effect immediately prior to such event shall be proportionately decreased with the number of Warrant Shares purchasable upon exercise of this Warrant immediately prior to such event and the number of shares underlying the Warrant shall be proportionately increased.

       (b) COMBINATIONS OR CONSOLIDATIONS. In the event the outstanding shares of Common Stock shall be combined or consolidated, by reclassification, reverse split or otherwise, into a lesser number of shares of Common Stock, concurrently with the effectiveness of such event, the Exercise Price in effect immediately prior to such event shall be proportionately increased and the number of Warrant Shares purchasable upon exercise of this Warrant immediately prior to such event shall be proportionately decreased.

SECTION 6.    REGISTRATION RIGHTS.

       6.1. PIGGYBACK REGISTRATION. If at any time or from time to time, the Company shall register the sale of any of its Common Stock under the Securities Act of 1933 (the "SECURITIES ACT") for its own account or the account of any of its security holders, other than a registration on Form S-8 relating solely to an employee benefit plan or a registration on Form S-4 relating solely to a transaction under Rule 145 of the Securities Act, the Company will:

       (i) give to the initial Warrantholder and each other person or entity who holds all or any portion of this Warrant or the Warrant Shares (collectively with the initial Warrantholder, the "HOLDERS") written notice thereof as soon as practicable prior to filing the registration statement or offering statement, but in any event not later than 10 days prior to such filing; and

       (ii) on behalf of all entities requesting inclusion in such offering, include the Registrable Securities (as defined in Section 6.2) in the offering and may condition such offer on their acceptance of any other reasonable conditions (including, without limitation, if such offering is underwritten, that such requesting holders agree in writing to enter into an underwriting agreement with customary terms). If the representative of the underwriter advises the Company in writing that marketing factors require a limitation on the number of shares to be underwritten, the numbers of shares to be included in the underwriting or registration shall be allocated first to the Company, second, to the Company's security holders that triggered the instant registration (the "TRIGGERING HOLDERS") and thereafter shall be allocated among the Holders and other security holders requesting inclusion in the offering pro rata on the basis of the number of shares each requesting Holder and other security holder requests to be included bears to the total number of shares of all requesting holders that have been requested to be included in such offering (to the extent not included as a Tiggering Holder). If a person who has requested inclusion in such offering as provided above does not agree to the terms of any such underwriting, such person shall be excluded therefrom by written notice from the Company or the underwriter. The securities so excluded shall also be withdrawn from registration, if applicable.

       6.2. REGISTRABLE SECURITIES. For the purposes of this Section 6, the term "REGISTRABLE SECURITIES" shall mean any Warrant Shares issued or issuable to a Holder upon exercise of its Warrant, any shares of Common Stock issued to a Holder as a dividend on its Warrant Shares, and any other shares of Common Stock distributable on, with respect to, or in replacement of or substitution for such Registrable Securities, including those that have been transferred as permitted under this Warrant, except for those that have been sold or transferred pursuant to an effective registration statement or as may be resold pursuant to Rule 144(k) under the Securities Act.

       6.3. OBLIGATIONS OF A HOLDER AND OTHERS IN A REGISTRATION. (a) Each Holder agrees to timely furnish such information regarding such person and the securities sought to be registered and to take such other action as the Company may reasonably request, including the entering into of agreements and the providing of documents, in connection with the registration or qualification of such securities and/or the compliance of such registration statement with all applicable laws. Such Holders severally agree that, in connection with any offering undertaken pursuant to subsection 6.1, the Company shall have the right to, if it deems an underwriter or underwriters necessary or appropriate, designate such underwriter(s). If the registration involves an underwriter, each participating Holder agrees, upon the request of such underwriter, not to sell any unregistered securities of the Company for a period of up to 180 days following the effective date of the registration statement for such offering (provided that all executive officers, directors and holders of greater than 5% of the fully diluted capital stock of the Company shall be subject to a similar restriction) and to enter into an underwriting agreement with such underwriters containing customary terms and provisions.

       (b) If at any time after giving written notice of its intention to register any Registrable Securities and prior to the effective date of such registration statement, the Company shall determine for any reason not to register or to delay registration of such Registrable Securities, the Company may, at its election, give written notice of such determination to each Holder and in the case of a determination not to register, shall be relieved of its obligation to register any Registrable Securities in connection with such registration, without prejudice as to a Holder's rights with respect to any future registration.

       6.4.   INDEMNIFICATION.

       (a) Subject to applicable law, the Company will indemnify each Holder, each underwriter and each person controlling such Holder or underwriter against all claims, losses, damages and liabilities, including legal and other expenses reasonably incurred, arising out of any untrue or allegedly untrue statement of a material fact contained in the registration statement, or any omission or alleged omission to state a material fact required to be stated in the registration statement or necessary to make any statements therein not misleading, or arising out of any violation by the Company of the Securities Act, any state securities or "blue sky" laws or any applicable rule or regulation, except with respect to an untrue statement or omission contained in any information or affidavit furnished in writing by the Holder for inclusion in such registration statement.

       (b) Subject to applicable law, each Holder, severally and not jointly, will indemnify the Company, and each person controlling the Company, against all claims, losses, damages and liabilities, including legal and other expenses reasonably incurred, arising out of any untrue or allegedly untrue statement of a material fact contained in the registration statement, or required to be stated in the registration statement or necessary to make the statements contained therein not misleading, to the extent, but only to the extent, that such untrue statement or omission is contained in any information or affidavit furnished in writing by such Holder to the Company specifically for inclusion in such registration statement.

       6.5. TRANSFER OF REGISTRATION RIGHTS. The registration rights of a Holder under Section 6 hereof shall automatically be transferred to any transferee of this Warrant, or any portion thereof, or of any Registrable Securities, without any notice or other action by the transferring Holder of such transferee. Any such transferee will be deemed to be a Holder for purposes of this Section 6, and as a condition precedent to such transferee's exercise of its rights hereunder, such transferee must agree to be bound by the terms of this Section 6.

       6.6. EXPENSES OF REGISTRATION. The expenses incurred in connection with registrations pursuant to this Section 6, namely all registration fees, federal and state filing and qualification fees, printing expenses, fees and disbursements of counsel for the Company and expenses of any special audits of the Company's financial statements incidental to or required by such registration, shall be borne by the Company, except that the Company shall not be required to pay the fees and disbursements of counsel for the Holder or Holders or underwriters' discounts or commissions relating to Registrable Securities being sold by any Holders.

SECTION 7.    MISCELLANEOUS.

       7.1. ENTIRE AGREEMENT. This Warrant constitutes the entire agreement between the Company and the Warrantholder with respect to this Warrant and the Warrant Shares.

       7.2. BINDING EFFECTS; BENEFITS. This Warrant shall inure to the benefit of and shall be binding upon the Company and the Warrantholder and their respective heirs, legal representatives, successors and assigns. Nothing in this Warrant, expressed or implied, is intended to or shall confer on any person or entity other than the Company, the Warrantholder and their respective heirs, legal representatives, successors or assigns, any rights, remedies, obligations or liabilities under or by reason of this Warrant.

       7.3. AMENDMENTS. This Warrant may not be modified or amended except by a written instrument signed by the Company and the Warrantholder.

       7.4. SECTION AND OTHER HEADINGS. The section and other headings contained in this Warrant are for reference purposes only and shall not be deemed to be a part of this Warrant or to affect the meaning or interpretation of this Warrant.

       7.5. FURTHER ASSURANCES. Each of the Company and the Warrantholder shall do and perform all such further acts and things and execute and deliver all such other certificates, instruments and/or documents as any party hereto may reasonably request in connection with the performance of the provisions of this Warrant.

       7.6. NOTICES. All demands, requests, notices and other communications required or permitted to be given under this Warrant shall be writing and shall be deemed to have been duly given if delivered personally, sent by confirmed facsimile or sent by United States certified or registered first class mail, postage prepaid, to the parties hereto at the following addresses or at such other address as any party hereto shall hereafter specify by notice to the other party hereto:

       (a)    if to the Company, addressed to:

                       Elite Pharmaceuticals, Inc.
                       165 Ludlow Avenue
                       Northvale, New Jersey 07647
                       Attention: Chief Executive Officer

       (b) If to the Warrantholder, addressed to the address of such person appearing on the books of the Company.

       Except as otherwise provided herein, all such demands, requests, notices and other communications shall be deemed to have been received on the date of personal delivery thereof, the sending of confirmed facsimile thereof or on the third Business Day after the mailing thereof.

       7.7. SEPARABILITY. Any term or provision of this Warrant which is invalid or unenforceable in any jurisdiction shall be ineffective in such jurisdiction to the extent of such invalidity or unenforceability without rendering invalid or unenforceable any other term or provision of this Warrant or affecting the validity or enforceability of any of the terms or provisions of this Warrant in any other jurisdiction.

       7.8. FRACTIONAL SHARES. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. With respect to any fraction of a share called for upon any exercise hereof, the Company shall pay to the Warrantholder an amount in cash equal to such fraction multiplied by the Fair Market Value of a share of Common Stock as of the date of such exercise.

       7.9. GOVERNING LAW. This Warrant shall be interpreted and the rights and liabilities of the parties hereto determined in accordance with the laws of the United States applicable thereto and the internal laws of the State of New York (other than its choice of law rules). The Company and Warrantholder consent that all service of process may be made by registered mail directed to such party at its address set forth in subsection 7.6 above.

       7.10. COUNTERPARTS. This Warrant may be separately executed in counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same Warrant.

IN WITNESS WHEREOF, the Company and the initial Warrantholder have caused this Warrant to be signed by their duly authorized officers as of the 3rd day of June, 2004.


                                       ELITE PHARMACEUTICALS, INC.



                                       By:
                                           -------------------------------------
                                           Bernard Berk, Chief Executive Officer





Acknowledged and Agreed
this ___ day of June, 2004:


D.H. BLAIR INVESTMENT BANKING CORP.


By:
   --------------------------------
   Name:
   Title:

                           ELITE PHARMACEUTICALS, INC.

                              WARRANT EXERCISE FORM

                     (To be executed upon exercise Warrant)

              The undersigned, the record holder of this Warrant, hereby irrevocably elects to exercise the right, represented by this Warrant, to purchase _________ of the Warrant Shares and herewith pays the Exercise Price in accordance with the terms of this Warrant by (check one):

       [_]    tendering  payment for such  Warrant  Shares to the order of ELITE
PHARMACEUTICALS, INC. in the amount of $______________.

       [_]    surrendering  the  undersigned's  purchase  rights with respect to
______ Warrant Shares, having an aggregate Fair Market Value as of the date of this exercise of $________________, which equals or exceeds the aggregate Exercise Price of the Warrant Shares being purchased, as permitted by subsection
1.5 of the Warrant.

       The undersigned  requests that a certificate for the Warrant Shares being
purchased  be  registered  in  the  name  of  ________________   and  that  such
certificate be delivered to _____________.

Date _____________                            Signature ________________________

                               FORM OF ASSIGNMENT

       FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers all of the rights of the undersigned under the within Warrant, with respect to the number of shares of Common Stock covered thereby set forth below, to:

           Name of Assignee           Address           No. of Shares
           ----------------------------------------------------------









and hereby irrevocable constitutes and appoints ________________ as agent and attorney-in-fact to transfer said Warrant on the books of Elite Pharmaceuticals, Inc., with full power of substitution in the premises.


Dated
     --------------------

In the presence of

-------------------------

                                     Name:
                                          --------------------------------------

                                     Signature:
                                               ---------------------------------
                                     Title of Signing Offer or Agent (if any):


                                     Address:
                                              ----------------------------------

                                              ----------------------------------


                                     Note: The above signature should correspond
                                           with  the  name  on the  face  of the
                                           within Warrant.